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                                                                 EXHIBIT 10.32.1

                              AMENDMENT NUMBER ONE
                  TO INTERCREDITOR AND SUBORDINATION AGREEMENT

         This AMENDMENT NUMBER ONE TO INTERCREDITOR AND SUBORDINATION (this "Amendment") is entered into as of December 20, 2004, among WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent and senior secured lender (the "Original Lender") under and pursuant to the Original Loan Agreement, HSBC BANK USA, solely in its capacity as collateral agent under the Indenture Loan Documents (in such capacity, together with its successors and assigns (if any) in such capacity, the "Collateral Agent"), PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation (the "Parent" ) and those certain subsidiaries of the Parent signatory hereto (the "Subsidiaries"; and, together with the Parent, the "Credit Parties"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the below-defined Intercreditor Agreement.:

         WHEREAS, the Original Lender, Collateral Agent and Credit Parties are parties to that certain Intercreditor and Subordination Agreement (the "Intercreditor Agreement"), dated as of October 21, 2003; and

         WHEREAS, the Original Lender, Collateral Agent and Credit Parties have agreed to amend the Intercreditor Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Amendment of the Intercreditor Agreement.

                  (a) Recital A. of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

                  "A.      Certain of the Credit Parties, certain other foreign
                  subsidiaries (the "Foreign Indenture Obligors") of the Parent (including, among others, Philipp Brothers Netherlands III B.V. (the "Dutch Issuer" and, together with the Parent, the "Issuers")), the Collateral Agent, and HSBC, in its capacity as Trustee (in such capacity, together with its successors and assigns (if any) in such capacity, the "Trustee"), have entered into an Indenture, dated as of October 21, 2003, as amended by that certain First Supplemental Indenture dated as of June 25, 2004 and that certain Second Supplemental Indenture dated as of December 8, 2004 (as amended, restated, supplemented or otherwise modified from time to time in conformance with the provisions of this Agreement, the "Indenture"), pursuant to which the Issuers have issued 127,491 Units (and, together with any additional units that may be issued from time to time thereunder or exchanged therefor or for such

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                  additional units, the "Units"), consisting of $103,207,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Parent (and, together with any additional notes that may be issued by the Parent from time to time thereunder or exchanged therefor or for such additional notes, the "U.S. Notes") and $24,284,000 aggregate principal amount of 13.0% Senior Secured Notes due 2007 issued by the Dutch Issuer (and, together with any additional notes that may be issued by the Dutch Issuer from time to time thereunder or exchanged therefor or for such additional notes, the "Dutch Notes" and, together with the U.S. Notes, the "Notes"). The repayment of the Indenture Secured Obligations (as hereinafter defined) is secured by, among other things, security interests in and liens on the assets and properties described in the Domestic Collateral Agreements (as defined in the Indenture) dated as of the date hereof (in each case, as amended, restated, supplemented or otherwise modified from time to time in conformance with the provisions of this Agreement, the "Indenture Domestic Collateral Agreements" and, together with the Indenture and all Control Agreements (as defined in the U.S. Security Agreement (as defined in the Indenture)) executed and delivered in connection therewith, the "Indenture Agreements"), made by certain of the Credit Parties in favor of the Collateral Agent for the benefit of the Collateral Agent, the Trustee, and the Noteholders."

                  (b) Recital B. of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

                           "B.      The Credit Parties and the Original Lender
                  have entered into a Loan and Security Agreement dated as of October 21, 2003 (as amended, restated, supplemented or otherwise modified from time to time in conformance with the provisions of this Agreement, the "Original Loan Agreement") and the Credit Parties and the Original Lender have entered into those certain guaranties, guarantor security agreements (as amended, restated, supplemented or otherwise modified from time to time in conformance with the provisions of this Agreement, the "Security Documents") pursuant to which the Original Lender agreed, upon the terms and conditions stated therein, to make loans and advances to and to issue letters of credit for the account of the Credit Parties up to the principal amount of $40,000,000 (of which no more than $22,500,000 would be available for the issuance of letters of credit and no more than $17,500,000 would be available for advances), together with the fees, interest, expenses and other obligations due under the Original Loan Agreement. The repayment of the Obligations (as that term is defined in the Original Loan Agreement) is secured by first priority security interests in and liens on the Collateral (as defined below)."

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                  (c)      Section 1.03 of the Intercreditor Agreement hereby is
amended by amending and restating the defined term "Maximum Lender Priority Debt Amount" to read as follows:

                           ""Maximum Lender Priority Debt Amount" means, as of
                  any date of determination, (a) the undrawn amount of all outstanding letters of credit plus unreimbursed drawings in respect thereof that are Loan Agreement Secured Obligations as of such date up to, but not in excess of, $22,500,000, plus
                  (b) the principal amount of Advances (as that term is defined in the Original Loan Agreement) or revolving loans under any Loan Agreement as of such date up to, but not in excess of, $17,500,000, plus (c) any premium, interest, fees, attorneys' fees, costs, charges, expenses, indemnities, and all other amounts payable under a Loan Agreement or other Lender Loan Documents or in respect of the Loan Agreement Secured Obligations (including, without duplication, all guaranties in respect thereof), plus (d) the Bank Product Obligations not to exceed the Bank Product Reserve; and including, for each amount specified in clauses (a), (b), (c), and (d) all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Credit Party or any other Person irrespective of whether a claim for all or any portion of such amount is allowable or allowed in any Insolvency Proceeding."

                  (d) Section 5.02(d) of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

                           "(d) Notwithstanding anything to the contrary herein,
                  in no event shall Indebtedness represented by any units or notes issued pursuant to the Indenture, including any Units or Notes (or represented by any other evidence of indebtedness for borrowed money under the Units, the Notes, the Indenture or the guarantees related thereto) at any time exceed an aggregate principal amount equal to $127,491,000."

         2. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

         3. Counterparts; Telefacsimile or Electronic Mail Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail

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also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         4.       Effect on Intercreditor Agreement.

                  (a) The Intercreditor Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Intercreditor Agreement, and shall not operate as a consent to any further or other matter, under the Intercreditor Agreement.

                  (b) Upon and after the effectiveness of this Amendment, each reference in the Intercreditor Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Intercreditor Agreement shall mean and be a reference to the Intercreditor Agreement as modified hereby.

                  (c) To the extent that any terms and conditions in the Intercreditor Agreement shall contradict or be in conflict with any terms or conditions of the Intercreditor Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Intercreditor Agreement as modified hereby.

                            [Signature page follows]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ORIGINAL LENDER:            WELLS FARGO FOOTHILL, INC.,
                            a California corporation,
                            as Agent and a Lender
                            under the Original Loan Agreement

                            By: /s/ Vincent J. Egan, Jr.
                                ----------------------------
                                Name: Vincent J. Egan, Jr.
                                Title: Vice President

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COLLATERAL                  HSBC BANK USA,
AGENT: solely in its capacity as Collateral Agent (and not individually) under the Indenture

                            By: /s/ Herawattee Alli
                               --------------------------------
                                Name: Herawattee Alli
                                Title: Assistant Vice President

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PHIBRO ANIMAL HEALTH CORPORATION, INC.,
a New York corporation

By: /s/ Jack C. Bendheim
    -----------------------------
    Name:
    Title:

PHIBRO ANIMAL HEALTH HOLDINGS, INC.,
a Delaware corporation

By: /s/ David C. Storbeck
    -----------------------------
Name:
      ---------------------------
Title:
      ---------------------------

PRINCE AGRIPRODUCTS, INC.,
a Delaware corporation

By: /s/ David C. Storbeck
    -----------------------------
Name:
      ---------------------------
Title:
      ---------------------------

PHIBRO-TECH, INC.,
a Delaware corporation

By: /s/ David C. Storbeck
    -----------------------------
Name:
      ---------------------------
Title:
      ---------------------------

PHIBRO ANIMAL HEALTH U.S., INC., a Delaware corporation

By: /s/ David C. Storbeck
    -----------------------------
Name:
      ---------------------------
Title:
      ---------------------------

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PHIBROCHEM, INC.,
a New Jersey corporation

By: /s/ David C. Storbeck
    -----------------------------
Name:
      ---------------------------
Title:
      ---------------------------

WESTERN MAGNESIUM CORP.,
a California corporation

By: /s/ David C. Storbeck
    -----------------------------
Name:
      ---------------------------
Title:
      ---------------------------

CP CHEMICALS, INC.,
a New Jersey corporation

By: /s/ David C. Storbeck
    -----------------------------
Name:
      ---------------------------
Title:
      ---------------------------

PHIBRO CHEMICALS, INC.,
a New York corporation

By: /s/ David C. Storbeck
    -----------------------------
Name:
      ---------------------------
Title:
      ---------------------------